XTF Investors Trust

SUPPLEMENT DATED FEBRUARY 25, 2008

TO THE PROSPECTUS DATED APRIL 1, 2007

                                                                                        XTF 2010 ETF Portfolio

                                                                        XTF Sector Rotation Portfolio

                                                                                        XTF 2020 ETF Portfolio

                                                                        XTF Moderate ETF Portfolio

                                                                                        XTF 2030 ETF Portfolio

                                                                        XTF Aggressive ETF Portfolio

                                                                                        XTF 2040+ ETF Portfolio

                                                                        XTF Country Rotation Portfolio

                                                                                        XTF Conservative ETF Portfolio

Each Portfolio of XTF Investors Trust is closed to new investors effective immediately, in anticipation of a final liquidation of the Trust on March 10, 2008.

On Friday, February 22, 2008, the Board of Trustees of XTF Investors Trust (the “Trust”) determined that the Trust should be liquidated and that all outstanding shares of each of its nine series listed above (the “Portfolios”) should be redeemed.  The Board has concluded that, due to the small size of the Portfolios, it is unlikely that the Portfolios will be able to meet their investment objectives, and that the Portfolios therefore should cease operations.

Each Portfolio is no longer pursuing its investment objective.  Each Portfolio’s portfolio holdings have been sold, and the proceeds are in cash or cash equivalents.  Any capital gains will be distributed as soon as practicable to shareholders.  Any shareholders who have not redeemed their shares of a Portfolio prior to March 10, 2008, will have their shares automatically redeemed as of that date, with proceeds being sent to the address of record.  Prior to March 10, 2008, you may redeem your account, including reinvested distributions, in accordance with the Prospectus.

If you are a retirement plan investor, you should be aware that if a distribution is made from the plan, a rollover is required to avoid taxation and penalties.   Please see the information below or call shareholder services at 1-877-645-1707 for more information.

IMPORTANT INFORMATION FOR RETIREMENT PLAN INVESTORS

If you are a retirement plan investor, you should consult your tax advisor regarding the consequences of a redemption of Portfolio shares.  If you receive a distribution from an Individual Retirement Account or a Simplified Employee Pension (SEP) IRA, you must roll the proceeds into another Individual Retirement Account within sixty (60) days of the date of the distribution in order to avoid having to include the distribution in your taxable income for the year.  If you receive a distribution from a 403(b)(7) Custodian Account (Tax-Sheltered account) or a Keogh Account, you must roll the distribution into a similar type of retirement plan within sixty (60) days in order to avoid disqualification of your plan and the severe tax consequences that it can bring.  If you are the trustee of a Qualified Retirement Plan, you may reinvest the money in any way permitted by the plan and trust agreement.